SUBJECT TO COMPLETION, DATED APRIL 9, 1999

STEWARDSHIP FUNDS


                                                  PROSPECTUS

                                                  ____________, 1999


                                                  o  Large-Cap Equity Fund
                                                  o  Small-Cap Equity Fund

                                                  MANAGED BY
                                                  FIRST AMERICAN NATIONAL BANK
Questions?
Call 1-888-FAM-VALUE


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE FUND SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

     The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                               TABLE OF CONTENTS

CAREFULLY REVIEW THIS             DESCRIPTION OF THE FUNDS - OBJECTIVES,
IMPORTANT SECTION                 RISK/RETURN AND EXPENSES
TO LEARN ABOUT EACH
FUND'S GOAL, MAIN                 __   Overview
INVESTMENT STRATEGIES             __   Large-Cap Equity Fund
AND RISKS, PAST                   __   Small-Cap Equity Fund
PERFORMANCE, AND FEES.



REVIEW THIS SECTION               ADDITIONAL INVESTMENT STRATEGIES AND RISKS
FOR ADDITIONAL
INFORMATION ON INVESTMENT         __   Family Values Policies
STRATEGIES AND RISKS.             __   Large-Cap Equity Fund
                                  __   Small-Cap Equity Fund
                                  __   Applicable to All Funds
                                  __   Year 2000 Risk



REVIEW THIS SECTION FOR           FUND MANAGEMENT
DETAILS ON THE
PEOPLE AND ORGANIZATIONS          __   The Investment Adviser
WHO OVERSEE THE FUNDS.            __   Portfolio Managers
                                  __   The Administrator and Distributor


REVIEW THIS SECTION FOR           SHAREHOLDER INFORMATION
DETAILS ON HOW
SHARES ARE VALUED, HOW TO         __   Alternative Purchase Methods
PURCHASE, SELL AND EXCHANGE       __   Pricing of Fund Shares
SHARES, RELATED CHARGES AND       __   Purchasing and Adding to Your Shares
PAYMENTS OF DIVIDENDS AND         __   Selling Your Shares
DISTRIBUTIONS.                    __   Exchanging Your Shares
                                  __   General Policies on Selling Shares
                                  __   Distribution Arrangements/Sales Charges
                                  __   Dividends, Distributions and Taxes


                                  BACK COVER

WHERE TO LEARN MORE
ABOUT THE FUNDS

OVERVIEW

The Funds                          The Stewardship Funds consist of two
                                   separate Funds, each with its own investment strategy and risk/return profile. The Funds seek capital appreciation and invest primarily in common stocks. The differences in investment strategy between the Funds determine the types of securities in which each Fund invests and can be expected to affect the degree of risk each Fund is subject to and its yield or return. Because you could lose money by investing in a Fund, be sure to read all risk disclosure carefully before investing.

                                   Each Fund invests in the securities of
                                   companies which, in the opinion of the Fund's management, not only meet traditional investment standards, but also show evidence that they conduct their business in a manner that does not conflict with traditional family values ("Family Values Policies"). Consequently, the Funds will NOT invest in companies that directly profit from or promote:

                                          o   abortion
                                          o   pornography
                                          o   non-marriage lifestyles
                                          o   alcohol
                                          o   tobacco
                                          o   gambling

                                   You should be aware that the Stewardship
                                   Funds:

                                   o Are not bank deposits

                                   o Are not guaranteed, endorsed or insured by
                                     any bank, financial institution or
                                     government entity such as the Federal
                                     Deposit Insurance Corporation

                                   o Are not guaranteed to achieve their stated
                                     goals

WHO MAY WANT TO
INVEST?                            Consider investing in the Funds if you are:

                                   o seeking to have continuity between your
                                     investments and your personal values

                                   o seeking a long-term goal such as retirement

                                   o looking to add a growth component to your
                                     portfolio

                                   o willing to accept the risks of investing in
                                     the stock markets

                                   The Funds may not be appropriate if you are:

                                   o pursuing a short-term goal or investing
                                     emergency reserves

                                   o uncomfortable with an investment that will
                                     go up and down in value

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

LARGE-CAP EQUITY FUND


Investment Objective               The Fund seeks to provide investors with
                                   Objective long-term capital appreciation.

PRINCIPAL INVESTMENT               The Fund invests primarily in the common
 STRATEGIES                        stocks of large U.S. companies with market
                                   capitalizations over $1 billion that the Adviser believes have the potential to provide capital appreciation and growth of income. These companies must offer products or services and undertake activities that are consistent with the Fund's Family Values
                                   Policies.

                                   In choosing stocks for the Fund, the
                                   Adviser's strategy is to select well managed
                                   U.S. companies that have demonstrated
                                   sustained patterns of profitability, strong balance sheets, and the potential to achieve predictable, above-average earnings growth. The Adviser seeks to diversify the Fund's portfolio within the various industries typically comprising, what the Adviser believes to be, the classic growth segments of the U.S. economy: Technology, Consumer Non-Durables, Health Care, Business Equipment and Services, Retail, and Capital Goods.

                                   The Fund invests for long-term growth rather than short-term profits.

PRINCIPAL INVESTMENT RISKS         Stocks and other equity securities fluctuate
                                   in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. The value of your investment in the Fund will fluctuate in response to movements in the stock market and the activities of individual portfolio companies.
                                   As a result, you could lose money by
                                   investing in the Fund, particularly if there is a sudden decline in the share prices of the Fund's holdings or an overall decline in the stock market.

                                   Over time, growth companies are expected to increase their earnings at an above-average rate. If these expectations are not met, the stock price can fall drastically--even if earnings show an absolute increase.

                                   The risks and returns of different industries can vary over the long-term and short-term. Because of this, the Fund's performance could suffer during times when the stocks of the classic growth industries in which it is invested are out of favor.

PERFORMANCE BAR CHART AND TABLE

As of the date of this prospectus, the Fund had not completed a year of operations. Accordingly, no performance information is provided.

FEES AND EXPENSES

If you purchase and           Shareholder
hold shares of the            Transaction
Large-Cap Equity              Fees (fees
Fund, you will pay            paid by you            CLASS             CLASS B
certain fees and              directly)              A SHARES          SHARES
expenses, which are
described in the
tables.   Shareholder         Maximum sales
transaction fees are          charge (load)
paid from your                on purchases            4.75%1            None
account. Annual Fund          AS A % OF
operating expenses            OFFERING PRICE
are paid out of  Fund
assets, and are
reflected in the
share price.                  ------------------------------------------------
                              Maximum deferred        None2             4.00%3
                              sales charge
                              (CDSC) AS A %
                              OF LOWER OF
                              PURCHASE OR
                              SALE PRICE

                              Annual Fund             CLASS             CLASS
                              Operating               A SHARES          B SHARES
                              Expenses
                              (fees paid from
                              Fund assets)
                             --------------------------------------------------
                              Management Fee          .75%              .75%
                             --------------------------------------------------
                              Distribution
                              (12b-1) Fee             .25%              .75%
                             --------------------------------------------------
                              Other Expenses         1.78%             1.88%
                             --------------------------------------------------
                              Total Annual Fund      2.78%             3.38%
                              Operating Expenses4
                             --------------------------------------------------
                              Fee Waiver
                              and/or                (.93%)            (1.03%)
                              Expense Reimbursement
                             --------------------------------------------------
                              Net Expenses          1.85%             2.35%
                             --------------------------------------------------
------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. See "Distribution Arrangements."

2 Shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase. See "Distribution Arrangements."

3 The CDSC, which is charged if the shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses are based on estimated amounts for the current fiscal year. The Adviser has agreed to waive receipt of its fees and/or assume other expenses of the Fund until ------, 2000, so that the Fund's total annual operating expenses do not exceed 1.85% for Class A and 2.35% for Class B. The expenses noted above do not reflect any other fee waivers or expense reimbursement arrangements that may be in effect.


EXPENSE EXAMPLE

Use the example at right           LARGE-CAP EQUITY         1           3
to help you compare the            FUND                    Year       Years
cost of investing in the Fund
with the cost of investing in      CLASS A SHARES          $654       $1,029
other mutual funds. It             ---------------------------------------------
illustrates the amount of          CLASS B SHARES
fees and expenses you would pay,   Assuming              $638       $1,033
assuming the following:             Redemption

  o $10,000 investment             Assuming no
  o 5% annual return                Redemption           $238         $733
  o no changes in the Fund's       ---------------------------------------------
    operating expenses
  o reinvestment of all dividends
    and distributions

Because actual returns and operating
expenses will be different,
this example is for comparison only.

DESCRIPTION OF THE FUNDS--OBJECTIVES, RISK/RETURN AND EXPENSES

SMALL-CAP EQUITY FUND

Investment Objective               The Fund seeks to provide investors with
                                   capital appreciation.

PRINCIPAL INVESTMENT
 STRATEGIES                        The Fund invests primarily in the common
                                   stocks of U.S. companies with market
                                   capitalizations of less than $1.5 billion.
                                   These companies must offer products or
                                   services and undertake activities that are consistent with the Fund's Family Values
                                   Policies.

                                   In choosing stocks for the Fund, the Fund's
                                   Sub-Adviser, Womack Asset Management, seeks investment opportunities in smaller, well managed U.S. companies whose shares are undervalued relative to the companies' growth potential. The Sub-Adviser employs a growth-oriented approach which involves fundamental analysis of the company's published financial statements with technical analysis (which relies on price and volume movements of the company's stock) to discern potential and risk.

                                   The Sub-Adviser focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach). The Sub-Adviser considers, among other factors:

                                   o projected earnings growth
                                   o relative price strength
                                   o business fundamentals

PRINCIPAL INVESTMENT               Stocks and other equity securities fluctuate
 RISKS                             in price, often based on factors unrelated to
                                   the issuers' value, and such fluctuations can be pronounced. The value of your investment in the Fund will fluctuate in response to movements in the stock market and the activities of individual portfolio companies.
                                   As a result, you could lose money by
                                   investing in the Fund, particularly if there is a sudden decline in share prices of the Fund's holdings or an overall decline in the stock market.

                                   The Fund invests in small-cap companies which carry additional risks. Smaller companies typically have more limited product lines, markets and financial resources, and have less predictable earnings than larger companies and their securities trade less frequently and in more limited volume than those of larger, more established companies. As a result, small-cap stocks and thus the Fund's shares may fluctuate significantly more in value than larger-cap stocks and funds that focus on them.

                                   Over time, growth companies are expected to increase their earnings at an above-average rate. If these expectations are not met, the stock price can fall drastically--even if earnings show an absolute increase.

PERFORMANCE BAR CHART AND TABLE

As of the date of this prospectus, the Fund had not completed a year of operations. Accordingly, no performance information is provided.

FEES AND EXPENSES

If you purchase and               Shareholder
hold shares of the                Transaction
Small-Cap Equity                  Fees (fees
Fund, you will pay                paid by you           CLASS A        CLASS  B
certain fees and                  directly)             SHARES         SHARES
expenses, which are
described in the
tables. Shareholder               Maximum sales
transaction fees are              charge (load)
paid from your                    on purchases AS
account. Annual Fund              A % OF OFFERING
operating expenses                PRICE                 4.75%(1)        None
are paid out of Fund              ----------------------------------------------
assets, and are
reflected in the                  Maximum deferred
share price.                      sales charge
                                  (CDSC) AS A %
                                  OF LOWER OF
                                  PURCHASE OR SALE
                                  PRICE                None(2)         4.00%(3)

                                  Annual Fund
                                  Operating
                                  Expenses             CLASS           CLASS
                                  (fees paid from      A SHARES        B SHARES
                                  Fund assets)
                                -----------------------------------------------
                                  Management Fee      .95%              .95%
                                -----------------------------------------------
                                  Distribution
                                  (12b-1) Fee         .25%              .75%
                                -----------------------------------------------
                                  Other Expenses     2.83%             2.93%
                                -----------------------------------------------
                                  Total Annual Fund
                                  Operating
                                  Expenses4          4.03%             4.63%
                                -----------------------------------------------
                                  Fee Waiver
                                  and/or Expense
                                  Reimbursement     (2.18%)           (2.28%)
                                -----------------------------------------------
                                  Net Expenses      1.85%              2.35%
                                -----------------------------------------------

------------------

1 Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. See "Distribution Arrangements."

2 Shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase. See "Distribution Arrangements."

3 The CDSC, which is charged if the shares are sold within six years of purchase, declines as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. Approximately seven years after purchase, Class B shares automatically convert to Class A shares.

4 Other expenses are based on estimated amounts for the current fiscal year. The Adviser has agreed to waive receipt of its fees and/or assume other expenses of the Fund until _____________, 2000, so that the Fund's total annual operating expenses do not exceed 1.85% for Class A and 2.35% for Class
   B. The expenses noted above do not reflect any other fee waivers or expense reimbursement arrangements that may be in effect.

EXPENSE EXAMPLE

Use the example at            SMALL-CAP EQUITY FUND          1           3
right to help you                                           Year       Years
compare the cost of           CLASS A SHARES                $654      $1,029
investing in the              -------------------------------------------------
Fund with the cost            CLASS B SHARES
of investing in                 Assuming Redemption         $638      $1,033
other mutual funds.             Assuming no Redemption      $238        $733
It illustrates the            -------------------------------------------------
amount of fees and
expenses you would
pay, assuming the
following:

 o $10,000 investment
 o 5% annual return
 o no changes in the
   Fund's operating
   expenses
 o reinvestment of all
   dividends and
   distributions

Because actual
returns and
operating expenses
will be different,
this example is for
comparison only.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Family Values Policies--The Adviser will engage one or more independent research groups to provide the data required by the Adviser to evaluate Family Values Policies. The Adviser also may use commercially available computer data bases, and review evaluations published or made available by "watchdog" groups. These groups generally review publicly available information about corporations to determine whether they are involved in the businesses of alcohol production, tobacco production or casino gambling, or whether their primary business, products or services involve pornography, abortion or non-marriage lifestyles. Corporations that are involved in such activities will be excluded from the pool of investment opportunities available to the Funds. The Adviser also reserves the right to exercise its best judgment to exclude investment in other companies whose corporate practices may not fall within the exclusions described above, but nevertheless could be found offensive to what it considers to be basic traditional family values. These values represent the beliefs and actions which support the creation, maintenance, and strengthening of the traditional family unit--two or more people, related by blood, marriage or adoption. The development of suitable research techniques is largely within the discretion and judgment of the Adviser. In addition, the Board of Directors may change, subject to prior notice to shareholders, the ethical standards of the Funds.

The Adviser will attempt to monitor and respond to changes in business policies by the companies selected for investment. If after investment by a Fund it is determined that the issuer does not satisfy the Family Values Policies, the Adviser will seek to sell the securities as soon as reasonably practicable, which may cause the Fund to sell the securities at a time when it may be disadvantageous to do so from a purely financial standpoint.

The Family Values Policies will be applied to the Funds' investments in domestic equity and fixed-income securities and, when the necessary information is available, to foreign securities, including American Depositary Receipts (ADRs). The Family Values Policies will not be applied to investments in government securities.

The Funds' Family Values Policies limit the availability of investment opportunities more than is customary with other mutual funds, including other funds managed by the Adviser. The Adviser believes, however, that there are sufficient investment opportunities which meet the Funds' ethical standards to permit full investment in accordance with their investment objectives.

LARGE-CAP EQUITY FUND--The Fund will invest at least 70% of its total assets in large-cap equity securities. The Fund also may invest in debt securities of domestic issuers rated no lower than investment grade (Baa/BBB) by a credit rating agency, such as Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Fitch IBCA, Inc. or Duff & Phelps Credit Rating Co., or, if unrated, deemed to be of comparable quality by the Adviser.

SMALL-CAP EQUITY FUND--The Fund will invest at least 65% of its total assets in small-cap equity securities. The Fund also may invest in debt securities of domestic issuers rated no lower than investment grade (Baa/BBB) by a credit rating agency, or, if unrated, deemed to be of comparable quality by the Adviser.

APPLICABLE TO ALL FUNDS--While the Funds typically invest primarily in common stocks, the equity securities in which they may invest also include convertible securities and preferred stocks. Convertible securities are exchangeable for a certain amount of another form of an issuer's securities, usually common stock, at a prestated price. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer and, thus, typically have lower credit ratings than similar non-convertible securities. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock ordinarily does not carry voting rights.

To a limited extent, each Fund may invest in debt securities. These securities will be subject primarily to interest rate and credit risks. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, the prices of debt securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Credit risk is the possibility that the issuer of the security will fail to make timely payments of interest or principal to the Fund. The credit risk of a Fund depends on the quality of its investments. Certain debt securities that may be purchased by the Funds, such as those rated Baa by Moody's and BBB by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities.

Under adverse market conditions, each Fund may invest some or all of its assets in money market instruments. Although the Fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the Fund may not achieve its investment objective.

Each Fund may invest, to a limited extent, in securities issued by other investment companies, including those managed by the Adviser, which principally invest in securities of the type in which the Fund invests. Such investments will involve duplication of advisory fees and certain other expenses.

Each Fund may invest some assets in derivative securities, such as options and futures. These instruments would be used primarily to hedge the Fund's portfolio but may be used to increase returns; however, they sometimes may reduce returns or increase volatility. In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, which could subject the Fund to risk of loss if the institution breaches it agreement with the Fund. In connection with such loans, the Fund will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities.

YEAR 2000 RISK--Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser or Sub-Adviser and the Funds' other service providers do not properly process and calculate date-related information for the year 2000 and beyond. In addition, Year 2000 issues may adversely affect the companies or other issuers in which the Funds invest where, for example, such entities incur substantial costs to address Year 2000 issues or suffer losses caused by the failure to adequately or timely do so.

The Adviser, the Sub-Adviser and the Funds' other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Custodian and Distributor) have assured the Funds that they have developed and are implementing clearly defined and documented plans intended to minimize risks to services critical to the Funds' operations associated with Year 2000 issues. The Adviser, the Sub-Adviser and service providers are likewise seeking assurances from their respective vendors and suppliers that such entities are addressing Year 2000 issues.

While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the Adviser, the Sub-Adviser or the Funds' service providers cannot be accurately assessed at this time, the Funds currently have no reason to believe that the Year 2000 plans of the Adviser, the Sub-Adviser and the Funds' service providers will not be completed by December 31, 1999, or that the anticipated costs associated with full implementation of their plans will have a material adverse impact on either their business operations or financial condition or those of the Funds. If any systems upon which the Funds are dependent are not Year 2000 ready by December 31, 1999, administrative errors and account maintenance failures would likely occur.

FUND MANAGEMENT

INVESTMENT ADVISERS

First American National Bank, located at First American Center, 315 Deaderick Street, Nashville, Tennessee 37237, serves as each Fund's investment adviser. The Adviser is a wholly-owned subsidiary of First American Corporation, a registered bank holding company. First American National Bank, and its affiliates, provide personal trust, estate, employee benefit trust, corporate trust and custody services to over 7,000 accounts, as well as investment advisory services. The Adviser, and its affiliates, as of December 31, 1998, had approximately $10 billion under trust and approximately $6 billion under management.

The Adviser is responsible for making investment decisions for each Fund, placing purchase and sale orders and providing research, statistical analysis and continuous supervision of each Fund's investment portfolio. The Adviser has engaged Womack Asset Management, Inc. to serve as the Small-Cap Equity Fund's sub-investment adviser to provide investment advisory assistance and the day-to-day management of that Fund's investments, as well as investment research and statistical information.

Womack Asset Management, Inc., located at 1667 Lelia Drive, Suite 101, Jackson, Mississippi 39216, is a registered investment adviser formed in February 1997. Womack Asset Management provides investment management services to one other investment company portfolio and to client discretionary accounts totaling approximately $160 million as of December 31, 1998.

Set forth below is the investment advisory fee rate payable to the Adviser by the indicated Fund:

    NAME OF FUND                          ANNUAL RATE
----------------------------------      ------------------
Large-Cap Equity Fund                        .75%
Small-Cap Equity Fund                        .95%


PRIMARY PORTFOLIO MANAGERS

The primary portfolio manager for each Fund is as follows:

LARGE-CAP EQUITY FUND--Ronald E. Lindquist. Mr. Lindquist, who has over 30 years' experience as a portfolio manager, has been the Large-Cap Equity Fund's primary portfolio manager since its inception, and has been employed by the Adviser since May 1998. Since 1978, he was employed by Deposit Guaranty National Bank and Commercial National Bank, affiliates of the Adviser.

SMALL-CAP EQUITY FUND--William A. Womack. He has been the Small-Cap Equity Fund's primary portfolio manager since its inception. Mr. Womack formed Womack Management in February 1997. For more than 12 years prior thereto, he was a Senior Vice President and Trust Investment Officer of Deposit Guaranty National Bank.

ADMINISTRATOR AND DISTRIBUTOR

BISYS Fund Services Ohio, Inc. (the "Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as each Fund's administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend dispersing services.

BISYS Fund Services Limited Partnership (the "Distributor"), an affiliate of the Administrator, serves as the distributor of each Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

SHAREHOLDER INFORMATION

ALTERNATIVE PURCHASE METHODS

Each Fund offers Class A shares and Class B shares. Each Class A share and Class B share represents an identical pro-rata interest in the relevant Fund's investment portfolio.

You will need to choose a share class before making your initial investment. (If only one share class is available through your program, you can refer just to that information). In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it may be more economical to pay an initial sales charge than to choose a class with no initial sales charge but a contingent deferred sales charge (CDSC) and higher annual fees.

o Class A shares may be appropriate for investors who prefer to pay the Fund's sales charge up-front rather than upon the sale of their shares, or want to take advantage of the reduced sales charges available on larger investments.

o Class B shares may be appropriate for investors who want to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon.

Your investment representative can help you choose the share class that is appropriate for you.

PRICING OF FUND SHARES

o        HOW NAV IS CALCULATED

The NAV of each class is calculated by adding the total value of the Fund's investments and other assets attributable to such class, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the class:

Per share net asset value (NAV) for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time, on days the Exchange is open, except Columbus Day and Veterans' Day.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received by the Fund less any applicable sales charge as noted in the section on "Distribution Arrangements/Sales Charges." This is what is known as the offering price.


NAV =

TOTAL ASSETS - LIABILITIES
--------------------------
Number of Class Shares
Outstanding
You can find each Fund's
NAV daily in THE WALL STREET
JOURNAL and other newspapers.

Each Fund's investments are valued each business day generally by using available market quotations or at fair value which may be determined by one or more pricing services approved by the Board of Directors. Each pricing service's procedures are reviewed under the general supervision of the Board of Directors. For further information regarding the methods employed in valuing the Funds' investments, see the Statement of Additional Information.

SHAREHOLDER INFORMATION

PURCHASING AND ADDING TO YOUR SHARES

You may purchase                                  MINIMUM INVESTMENT
Class A shares and                         -------------------------------
Class B shares              ACCOUNT TYPE         INITIAL        SUBSEQUENT
through a number of
institutions,               CLASS A OR B
including the               Regular              $1,000          $100
Adviser and its             (non-retirement)
affiliates, directly        Retirement
from the                     (IRA)               $  100          $ 50
Distributor, or             Automatic
through banks,              Investment Plan      $  250          $ 25
brokers and other
investment
representatives.            All purchases must be in U.S. dollars. A fee will
Certain investment          be charged for any checks that do not clear.
representatives may         Third-party checks are not accepted.
charge additional
fees and may require        A Fund may waive the minimum purchase requirements
higher minimum              and may reject any purchase order in whole or in
investments or              part.
impose other
limitations on
buying and selling
shares. If you
purchase shares
through an
investment
representative, that
party is responsible
for transmitting
orders in a timely
manner and may have
an earlier cut-off
time for purchase
and sale requests.
Consult your
investment
representative for
specific information.

-------------------------------------------------------------------------------
Avoid 31% Tax Withholding
A Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
-------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

If purchasing through an investment representative, simply tell your representative that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

BY REGULAR MAIL

Initial Investment:

1. Carefully read and complete the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.
2. Make check, bank draft or money order payable to "Stewardship Funds."
3. Mail to: Stewardship Funds
            P.O. Box 182207
            Columbus, Ohio 43218-2207.

Subsequent Investment:

1. Use the investment slip attached to your account statement. Or, if unavailable,

2. Include the following information on a piece of paper:

   o   Stewardship Funds/Fund name
   o   Share class
   o   Amount invested
   o   Account name
   o   Account number
   Include your account number on your check.

3. Mail to: Stewardship Funds
            Columbus, Ohio 43218-2207.

BY OVERNIGHT SERVICE

See instructions 1-2 above for subsequent investments.
Send to: Stewardship Funds,
c/o BISYS Fund Services,
Attn:  T.A. Operations, 3435 Stelzer Road, Columbus, Ohio 43219.

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish an electronic purchase option on your account application or call 1-800-000-0000. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-000-0000 to arrange a transfer from your bank account.

SHAREHOLDER INFORMATION

PURCHASING AND ADDING TO YOUR SHARES - CONTINUED

                              ELECTRONIC VS. WIRE TRANSFER

                              Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.


BY WIRE TRANSFER

NOTE: YOUR BANK MAY CHARGE A WIRE TRANSFER FEE.

For initial investment:
Fax the completed account application, along with a request for a confirmation number to 1-800-000-0000. Follow the instructions below after receiving your confirmation number.

For initial and subsequent investments:
Instruct your bank to wire transfer your investment to:
The Bank of New York
Routing Number: ABA #021000018
DDA#
Include:
Your name
Your confirmation number
After instructing your bank to wire the funds, call 1-800-000-0000 to advise us of the amount being transferred and the name of your bank

You can add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time with 60 days' notice.

SHAREHOLDER INFORMATION

AUTOMATIC INVESTMENT PLAN                    DIRECTED DIVIDEND OPTION

You can make automatic investments           By selecting the appropriate box in
in the Funds from your bank                  the account application, you can
account, through payroll deduction           elect to receive your distributions
or from your federal employment,             (capital gains and dividends)
Social Security or other regular             in cash (check) or have them
government checks. Automatic                 reinvested in another Fund
investments can be as little as              without a sales charge. You must
$25, once you've invested the                maintain the minimum balance
$250 minimum required to open the            in each Fund into which you plan to
account.                                     reinvest distributions or the
                                             reinvestment will be suspended and
To invest regularly from your bank           your distributions paid to you.
account:                                     The Fund may modify or terminate
  Complete the Automatic Investment          this reinvestment option without
  Plan portion on your Account               notice. You can change or terminate
  Application.                               your participation in the
  Make sure you note:                        reinvestment option at any time.

   o  Your bank name, address and account
      number
   o  The amount you wish to invest
      automatically (minimum $25)
   o  How often you want to invest
      (every month, 4 times a year,
      twice a year or once a year)
   o  Attach a voided personal check.

To invest regularly from your paycheck or government check: Call 1-800-000-0000 for an enrollment form.

SHAREHOLDER INFORMATION


SELLING YOUR SHARES

You may sell your             -------------------------------------------------
shares at any time.           WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
Your sales price
will be the next NAV          As a mutual fund shareholder, you are technically
after your sell               selling shares when you request a withdrawal in
order is received by          cash. This is also known as redeeming shares or a
the Fund, its                 redemption of shares.
transfer agent, or            -------------------------------------------------
your investment
representative.               CONTINGENT DEFERRED SALES CHARGE
Normally you will             When you sell Class B shares, you will be charged
receive your                  a fee for any shares that have not been held for a
proceeds within a             sufficient length of time. These fees will be
week after your               deducted from the money paid to you. See the
request is received.          section on "Distribution Arrangements/Sales
See section on                Charges" below for details.
"General Policies on
Selling Shares"               INSTRUCTIONS FOR SELLING SHARES
below.
                              If you are selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

By telephone                  1. Call 1-800-000-0000 with instructions
(UNLESS YOU HAVE              as to how you wish to receive your funds
DECLINED  TELEPHONE           (mail, wire, electronic transfer). (See "General
SALES PRIVILEGES)             Policies on Selling Shares--Verifying
                              Telephone Redemptions" below)
-------------------------------------------------------------------------------
By mail                       1. Call 1-800-000-0000 to request redemption
                              forms or write a letter of instruction indicating:
                              o your Fund and account number
                              o amount you wish to redeem
                              o address where your check should be sent
                              o account owner signature
                              2. Mail to:
                              Stewardship Funds
                              P.O. Box 182207
                              Columbus, OH 43218-2207
-------------------------------------------------------------------------------
By overnight service          See instruction 1 above.
(See "General                 2. Send to
Policies on Selling           Stewardship Funds
Shares--Redemptions           c/o BISYS Fund Services
in Writing Required"          Attn: T.A. Operations
below)                        3435 Stelzer Road
                              Columbus, OH 43219

SHAREHOLDER INFORMATION

Wire transfer                 Call 1-800-000-0000 to request a wire
YOU MUST INDICATE             transfer.
THIS OPTION  ON YOUR
APPLICATION.                  If you call by 4 p.m. Eastern time,
                              your payment will normally  be wired
The Fund may charge           to your bank on the next business day.
a wire transfer fee.
Note: Your financial
institution may
also charge a
separate fee.

-------------------------------------------------------------------------------
Electronic Redemptions        Call 1-800-000-0000 to request an
                              electronic redemption.

Your bank must participate    If you call by 4 p.m. Eastern time, the NAV of
in the Automated Clearing     your shares will normally be determined on the
House (ACH) and must be a     same day and the proceeds credited within
U.S. bank.                    8 days.

Your bank may charge for
this service.

SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:

o Make sure you've checked the appropriate box on the account application. Or call 1-800-000-0000.
o  Include a voided personal check.
o  Your account must have a value of $5,000 or more to start withdrawals.
o If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

SHAREHOLDER INFORMATION

GENERAL POLICIES ON SELLING SHARES

REDEMPTIONS IN WRITING REQUIRED
You must request redemption in writing in the following situations:
1. Redemptions from Individual Retirement Accounts ("IRAs").
2. Redemption requests requiring a signature guarantee which include each of the following.

   o Redemptions over $10,000

   o Your account registration or the name(s) in your account has changed within the last 15 days

   o The check is not being mailed to the address on your account o The check is not being made payable to the owner of the account

   o The redemption proceeds are being transferred to another Fund account with a different registration.

   A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS
The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

SHAREHOLDER INFORMATION

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT
Before selling recently purchased shares, please note that if your initial investment was by check, the Fund may delay sending you the proceeds until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.

REFUSAL OF REDEMPTION REQUEST
Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

REDEMPTION IN KIND
The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you might have to pay brokerage charges.

CLOSING OF SMALL ACCOUNTS
If your account falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 45 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS
For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

SHAREHOLDER INFORMATION

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and distribution fees you will pay as an investor in Class A or Class B shares and ways to qualify for reduced sales charges.

CALCULATION OF SALES CHARGES

CLASS A SHARES


Class A shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge rates are as follows:

                                    SALES CHARGE              SALES CHARGE
                                     AS A % OF                 AS A % OF
 YOUR INVESTMENT                  OFFERING PRICE           YOUR INVESTMENT
---------------------------------------------------------------------------
Up to $49,999                        4.75%                     4.99%
---------------------------------------------------------------------------
$50,000 up to $99,999                4.00%                     4.17%
---------------------------------------------------------------------------
$100,000 up $249,999                 3.25%                     3.36%
---------------------------------------------------------------------------
$250,000 up $499,999                 2.50%                     2.56%
---------------------------------------------------------------------------
$500,000 up $999,999                 1.75%                     1.78%
---------------------------------------------------------------------------
$1,000,000 and above(1)              0.00%                     0.00%
---------------------------------------------------------------------------

--------
1 There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of 1.00% will be charged at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1 million and redeemed within one year of purchase. This charge will be based on the lower of your cost for the shares or the shares' NAV at the time of redemption. There is no CDSC on reinvested distributions. The Distributor may pay financial representatives an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.

SHAREHOLDER INFORMATION

CLASS B SHARES


Class B shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class B shares before the sixth anniversary of purchase, you will have to pay a contingent deferred sales charge (CDSC) at the time of redemption. The CDSC will be based on the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule below. There is no CDSC on reinvested dividends or distributions.


ALL FUNDS - CLASS B SHARES
-----------------------------------------------------------------------------
                                               CDSC AS A % OF DOLLAR
          YEARS SINCE PURCHASE              AMOUNT SUBJECT TO CHARGE
-----------------------------------------------------------------------------
                   0-1                                4.00%
                   1-2                                3.00%
                   2-3                                3.00%
                   3-4                                2.00%
                   4-5                                2.00%
                   5-6                                1.00%
               more than 6                            None
-----------------------------------------------------------------------------
If you sell some but not all of your Class B shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

CONVERSION FEATURE - CLASS B SHARES

o Class B shares automatically convert to Class A shares of the same Fund after seven years from the end of the month of purchase.

o After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares which will increase your investment return compared to the Class B shares.

o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

o If you purchased Class B shares of one Fund which you exchanged for Class B shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B shares of the first Fund. The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

SHAREHOLDER INFORMATION

SALES CHARGE REDUCTIONS
Reduced sales charges for Class A shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

o Letter of Intent. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

o Rights of Accumulation. Additional investments will qualify for reduced sales charges, when the value of shares you already own plus the amount of your added investment reaches the designated amount for the reduced sales charge.

o Combination Privilege. You inform the Fund in writing that you are eligible to combine accounts of multiple Funds or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

SALES CHARGE WAIVERS

CLASS A SHARES
The following qualify for waivers or reductions of sales charges:

o Shares purchased by investment representatives through fee-based investment products or accounts.

o Proceeds from redemptions from another mutual fund complex within 90 days after redemption, if you can demonstrate to the Fund that you paid a sales charge for those shares, to the extent of such charge.

o Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Adviser or its affiliates or invested in any Fund.

o Shares purchased for trust or other advisory accounts established with the Adviser or its affiliates.

o Shares purchased by full-time employees (and their family members) of the Adviser or the Administrator; current and retired directors of the Adviser or any of its affiliates; current and retired Fund directors; dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Administrator belongs.

REINSTATEMENT PRIVILEGE
If you have sold Class A or B shares and decide to reinvest in the Fund within a 90-day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

SHAREHOLDER INFORMATION

CLASS B SHARES

The CDSC will be waived under certain circumstances, including the following:

o Distributions from retirement plans if the distributions are made following the death or disability of shareholders or plan participants.

o Redemptions from accounts other than retirement accounts following the death or disability of the shareholder.

o  Returns of excess contributions to retirement plans.

o Distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan.

o Shares issued in a plan of reorganization sponsored by the Adviser, or shares redeemed involuntarily in a similar situation.

DISTRIBUTION (12B-1) FEES

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares. Because 12b-1 fees are paid from Fund assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


   o  The 12b-1 fees vary by share class as follows:

o Class A shares pay a 12b-1 fee of .25% of the average daily net assets represented by Class A of the Fund.
o Class B shares pay a 12b-1 fee of .75% of the average daily net assets represented by Class B of the Fund. This will cause expenses for Class B shares to be higher and dividends to be lower than for Class A shares.

   o The higher 12b-1 fee on Class B shares, together with the CDSC, help the Distributor sell Class B shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution fees.

SHAREHOLDER INFORMATION

EXCHANGING YOUR SHARES

INSTRUCTIONS FOR EXCHANGING SHARES

You can exchange                   Exchanges may be made by sending a written
your shares in one                 request to Stewardship Funds, P.O.
Fund for shares of                 Box 182207, Columbus OH 43218-2207, or by
the same class of                  calling 1-800-000-0000. Please provide
another Fund,                      the following information:
usually without                    o  Your name and telephone number
paying additional                  o  The exact name on your account and
sales charges (see                    account number
"Notes" below). No                 o  Taxpayer identification number (usually
transaction fees are                  your Social Security number)
charged for                        o  Dollar value or number of shares to be
exchanges.                            exchanged
                                   o  The name of the Fund from which the
You must meet the                     exchange is to be made
minimum investment                 o  The name of the Fund into which
requirements for the                  the exchange is being made.
Fund into which you
are exchanging.                    See "Selling your Shares" for important
Exchanges from one                 information about telephone transactions.
Fund to another are
taxable.                           IMPORTANT INFORMATION ABOUT EXCHANGES. If
                                   shares of the Fund are purchased by check, those shares cannot be exchanged until the check has been collected. This could take 10 days or more. The Fund may reject an exchange request from a shareholder who has made more than five exchanges between investment portfolios offered by Fund management in a year, or more than three exchanges in a calendar quarter. Although unlikely, the
                                   Funds may reject any exchanges or, upon
                                   60-days' notice shareholders, change or
                                   terminate the exchange privilege. The
                                   exchange privilege is available only in
                                   states where shares of the new Fund may be sold.

NOTES ON EXCHANGES
When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

Be sure to read the prospectus carefully of any Fund into which you wish to exchange shares.

SHAREHOLDER INFORMATION


DIVIDENDS, DISTRIBUTIONS AND TAXES

All dividends and distributions will be automatically reinvested in Fund shares unless you request otherwise. There are no sales charges for reinvested dividends and distributions. Each share class will generate a different dividend because each has different expenses. Capital gains, if any, are distributed at least annually.

Each Fund usually pays its shareholders dividends from its net investment income quarterly.

Dividends paid by a Fund are taxable to most U.S. shareholders as ordinary income (unless your investment is in an IRA or tax-advantaged account).

An exchange of shares is considered a sale, and any related gains may subject to applicable taxes.

Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year. Dividends and distributions are treated in the same manner for Federal income tax purposes whether you receive them in cash or in additional shares.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

You will be notified in January each year about the Federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts.

Because everyone's tax situation is unique, you should consult your tax professional about Federal, state and local tax consequences.

For more information about the Funds, the following document is available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING A BROKER OR BANK THAT SELLS THE FUNDS. OR CONTACT THE FUNDS AT:

                                STEWARDSHIP FUNDS
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                           TELEPHONE: 1-888-FAM-VALUE

You can review information about the Funds, including the Funds' SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

   o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

   o  Free from the Commission's Website at http://www.sec.gov.



Investment Company Act file no. 811-06076.